As filed with the Securities and Exchange Commission on September 14, 2016

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22842

FORUM FUNDS II
Three Canal Plaza, Suite 600
Portland, Maine 04101

Jessica Chase, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2015 – May 31, 2016

EXPLANATORY NOTE:

The Registrant is filing this amendment to its Form N-CSRS for the period ended May 31, 2016, originally filed with the Securities and Exchange Commission on July 13, 2016, (Accession 0001435109-16-001797) to revise the Semi-Annual Report of CVR Dynamic Allocation Fund solely with regard to the section entitled "Investment Advisory Agreement Approval" in the Additional Information section of the report. The sole purpose of this amendment is to include such revised information. Other than the aforementioned revision, this Form N-CSRS/A does not reflect events occurring after the filing of the original Form N-CSRS, or modify or update the disclosures therein.

Item 1 (as supplemented herein) and Items 2 through 12(a)(1) to this Form N-CSRS are incorporated by reference to the Form N-CSRS filed on EDGAR on July 13, 2016 (Accession 0001435109-16-001797).

FORUM FUNDS II
CVR DYNAMIC ALLOCATION FUND
SUPPLEMENT DATED SEPTEMBER 14, 2016 TO THE
SEMI-ANNUAL REPORT DATED MAY 31, 2016

The following information supplements and should be read in conjunction with the May 31, 2016 Semi-Annual Report (the "Report") for the CVR Dynamic Allocation Fund (the "Fund"), a series of Forum Funds II (the "Trust").

The section titled "Additional Information" on page 27 of the Report is hereby amended by inserting the following immediately preceding the paragraph titled "Proxy Voting Information":

Investment Advisory Agreement Approval

On December 10, 2015, the Trustees met in person with independent legal counsel to the Independent Trustees ("Independent Legal Counsel"), and others, and joined by representatives of the Adviser, to consider information related to the approval of the investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser for the performance of investment advisory services to the Fund. A description of the Board's conclusions in approving the agreement follows.

In preparation for its December meeting of the Board of Trustees of the Trust ("December Meeting"), the Trustees were presented with a range of information to assist in their deliberations. Those materials included information from Lipper, Inc. ("Lipper"), a leading independent source of data about the mutual fund industry, which compared the Fund's total contractual investment advisory fees, total expenses, and performance with an appropriate group of peer funds that were selected by Lipper. The materials also included comparative information relating to the performance and expenses of an appropriate group of peer funds that were selected by the Adviser. In addition, the materials included a memorandum from Independent Legal Counsel concerning their responsibilities with respect to the approval of the investment advisory agreement, and the Independent Trustees met in executive session with Independent Legal Counsel while deliberating.

The Board also reviewed information provided by the Adviser concerning the following:

•	The nature and extent of the services provided by the Adviser, including information about the investment objective, policies and strategies applicable to the Fund;
•	The personnel of the Adviser, including educational background, experience in the investment management industry, and the ability of the Adviser to retain qualified personnel;
•	The compliance program of the Adviser;
•	The financial condition and stability of the Adviser;
•	The potential for the Adviser to derive benefits that are ancillary to serving as an investment adviser to the Fund;
•	The profitability of the Adviser from the advisory fee to be paid by the Fund, including information concerning the advisory fees of funds considered by the Adviser to be comparable;
•	The performance of the Fund as compared to appropriate groups of peer funds selected by Lipper and by the Adviser;
•	The investing philosophy of the Adviser; and
•	The terms of the investment advisory agreement, including the fees payable under the agreement, and the commitment of the Adviser to provide expense caps and fee waivers for the Fund.

At the December Meeting, the Trustees reviewed, evaluated, and discussed among themselves and with the Adviser and Independent Legal Counsel, among other things, the information referenced above. The Trustees also considered the overall reputation, capabilities, and commitment of the Adviser to provide high-quality services to the Fund. The Independent Trustees engaged in discussion and consideration amongst themselves, and with the Adviser and Independent Legal Counsel. The Trustees concluded that the nature and extent of the investment advisory services provided by the Adviser to the Fund were appropriate and consistent with the terms of the investment advisory agreement, including the amount of fees to be paid under the advisory agreement. At the December Meeting, the Board unanimously approved the investment advisory agreement. The Trustees agreed that no single factor was determinative of their decision to approve the investment advisory agreement.

For more information, please contact a Fund customer service representative at (855) 328-7691.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
.

ITEM 12. EXHIBITS.

(a)(1)  Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds II

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date	September 14, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date	September 14, 2016

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date	September 14, 2016